Financial Risk Factors and Risk Management - Movement in ECL Allowance for Trade Receivables and Contract Assets (Details) - Trade receivables and contract assets - EUR (€) € in Millions	12 Months Ended
	Dec. 31, 2019	Dec. 31, 2018
Movement in ECL Allowance for Trade Receivables and Contract Assets
Balance as at 01/01 under IFRS 9	€ (107)	€ (99)
Net credit losses recognized	(38)	(18)
Amounts written off	13	10
Balance as at 12/31	€ (131)	€ (107)